                       SUPPLEMENT DATED DECEMBER 20, 2001


                         THE HARTFORD MUTUAL FUNDS, INC.
                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                      CLASS A, CLASS B, CLASS C AND CLASS Y


--------------------------------------------------------------------------------

    THIS SUPPLEMENT UPDATES THE COMBINED STATEMENT OF ADDITIONAL INFORMATION,
                DATED APRIL 30, 2001, AS REVISED OCTOBER 18, 2000

--------------------------------------------------------------------------------


     Effective October 15, 2001, Hartford Administrative Services Company (HASCO), an affiliate of the Funds, became the Funds' transfer agent. The services provided by HASCO are identical to those provided by the previous transfer agent and primarily involve recordkeeping and facilitating purchases and redemptions of the Funds' shares. HASCO is paid a fee for its services based on the total number of shareholder accounts.